                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 10, 2008

                             VOYAGER PETROLEUM, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       000-32737                 88-0492272
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

              123 East Ogden Avenue-Suite 102A, Hinsdale, IL 60521
              ----------------------------------------------------
             (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (630) 325-7130

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                                   61 Broadway
                            New York, New York 10006
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On July 10, 2008, Voyager Petroleum, Inc. and its wholly-owned subsidiary Monarch Petroleum, Inc., (the "Company") and BLN Capital Funding, LLC ("BLN") entered into a Consent to Amend ("Amendment") the Accounts Receivable Purchase, Inventory, Purchase Order and General Security Agreement (the "Receivable Agreement") executed on June 5, 2008 to finance the Company's Detroit operations. Under the terms of the Amendment, investment and real property and the patents and related film technology of Silicon Film Technologies, Inc., a subsidiary of Voyager Petroleum, Inc., were excluded as collateral under the Receivable Agreement. In addition, the terms provided that the Amendment was effective June 5, 2008.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits

         10.1 Consent to Amendment of Accounts Receivable Purchase, Inventory, Purchase Order and General Security Agreement dated July 10, 2008, by and between Voyager Petroleum, Inc., Monarch Petroleum, Inc. and BLN Capital Funding, LLC





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    VOYAGER PETROLEUM, INC.


Date: July 16, 2008                                 /s/ Sebastien C. DuFort
                                                    ----------------------------
                                                    Sebastien C. DuFort
                                                    President